Residential Asset Securities Corporation
Depositor

RASC Series 2007-KS4 Trust
Issuing Entity

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2007-KS4

$235,875,000 (Approximate)

Subject to Revision

April 18, 2007

ABS Informational and Computational Materials

Copyright  2007 J.P.  Morgan  Chase & Co. - All  rights  reserved.  J.P.  Morgan
Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities  named in the attached  materials.
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performance is not indicative of future  results.  This material is not intended
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JPMORGAN

1 YEAR AVERAGE LIFE  TABLES (ASSUME NO CALL) AT 5.10...35 CPR

RASC 2007 KS4_STRESSPIMCO - PRICE/YIELD - A1
Prepay Speed                             5 CPR           10 CPR           15 CPR          20 CPR          25 CPR           30 CPR          35 CPR

                                     WAL            4.31             2.25            1.50            1.11             0.87            0.71             0.60

                               LIBOR_1MO           5.320            5.320           5.320           5.320            5.320           5.320            5.320
                               LIBOR_6MO           5.370            5.370           5.370           5.370            5.370           5.370            5.370

2 YEAR AVERAGE LIFE  TABLES (ASSUME NO CALL) AT 5.10...35 CPR

RASC 2007 KS4_STRESSPIMCO - PRICE/YIELD - A2

Prepay Speed                             5 CPR           10 CPR           15 CPR          20 CPR          25 CPR           30 CPR          35 CPR

                                     WAL           11.05             5.95            3.95            2.91             2.24            1.82             1.52

                               LIBOR_1MO           5.320            5.320           5.320           5.320            5.320           5.320            5.320
                               LIBOR_6MO           5.370            5.370           5.370           5.370            5.370           5.370            5.370

                                                                                    AAA INFO
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        1         Average Life and Size of 1 year and 2 years                                                                 Size                                        10 CPR          25 CPR
                                                                                                                              ----------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              1 year                      103,900,000.00                             2.25                 0.87
                                                                                                              2 year                       29,400,000.00                             5.95                 2.24
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        2         Credit Support                                                                                              Credit Support                              OC
                                                                                                                              ------------------------------------------------------------
                                                                                                                                                   26.85                             5.65
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        3         Any AAA Carveouts or hight cost loans?                                                      No
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        4         Who is providing Reps and Warranties?                                                       RFC

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        5         Who is providing EPD protection?                                                            RFC

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                                                                                                                              Rate                       Speed            Term
                                                                                                                              ------------------------------------------------------------
        6         Dervatives Info                                                                             Swap                                       150 PPC Drop
                                                                                                              Cap
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        7         What is +30 day delinquincy rate as of cut-off-date?                                                      0

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        8          Any Mortgage Insurance? If yes, how much does it take
                  out of GWAC? And, who is providing it?                                                      No
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                                                                                                              % ARMs          WALA                       % IO             FICO            CLTV(w/ SS)          Full Docs%                   Net WAC         Cashout%
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        9         Quick Collateral Stats                                                                               72.83%                        2.8           16.49%             614                85.03                       59.94%           8.34%          56.94%
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       10         Originator and Servicer                                                                     Originator: Homecomings (29.19%) New Century (26.51%)  Servicer: Homecomings (73.51%) GMAC Mortgage: 26.49%
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       PART I COLL STRATS

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 Deal Name   Loan Source (pls breMasternSeCurrentnServicerInnntial Credit Enhancemegross(WAC1/BFixedaRate LoFixedtrate loSeasoning WAocombinSilentSimLTV)(combined LTV iLienWA(LoanlSStateState1NoStateState2NoState%State FICO3FICO < 5FICO%< 6DTI%) Doc - Docl-(RedIO(%40/50 YeCondoOwner OccFirst%time home bMIe(Y/N) and detail if "Y"
-------------
RASC 2007-KS4        HOMECOMINGS                        HOMECOMINGS                  9.06%        33.00%       9.06%         1      81.82%  11.96%       84.05%         2.94143,506.72CA    10%    FL    10%    TX    8%   611    10%    38%   41.67  59.13% 40.87%  9.5712.61%  4.24% 93.36%    21.53%
                     NEW CENTURY                        HOMECOMINGS                  8.32%        25.59%       8.32%         5      84.95%  12.38%       87.31%         15.2174,545.90CA    62%    FL    5%     NY    3%   631    6%     24%   42.61  54.45% 45.55%  41.026.18%  6.27% 91.95%    21.26%
                    OTHER                               HOMECOMINGS                  9.00%        24.27%       9.00%         3      81.68%  13.64%       84.32%         2.55152,026.41FL    12%    GA    8%     CA    8%   606    14%    45%   42.02  63.75% 36.25%  6.3217.55%  4.06% 91.60%    25.98%

PART II RA EXPESINGLENB LEVEL

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Moodys ExpecteS&PoExpected Loss  Fitch Expected LossDBRS Expected Loss
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       PART III STRUCTURE

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Baa3 Orig C/EBaa3 Target C/E postStepdownnCumeLoss Threshold aDeltThreshold %     Orig Senior EDelnThrestAfteOCAFloora%d Original Coll Bal ($)  OC Floor $
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